Investments (Sales or Disposals and Impairments of Fixed Maturity and Equity Securities) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Fixed Maturity Securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 86,179	$ 82,871	$ 64,743
Gross investment gains	1,048	1,144	1,144
Gross investment losses	(797)	(826)	(493)
Total OTTI losses recognized in earnings:
OTTI losses	(107)	(59)	(45)
Net investment gains (losses)	144	259	606
Equity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	278	278	487
Gross investment gains	36	73	97
Gross investment losses	(17)	(30)	(10)
Total OTTI losses recognized in earnings:
OTTI losses	(75)	(37)	(21)
Net investment gains (losses)	$ (56)	$ 6	$ 66